EXHIBIT 10.2

                        FORM OF STOCK PURCHASE AGREEMENT


      THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of _______, 1998 between Big Entertainment, Inc., a Florida corporation (the "Company"), and ________________________________________________________ (the "Purchaser").

                                R E C I T A L S:
                                ----------------

      A. The Company desires to sell shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to the Purchaser pursuant to this Agreement and to use the proceeds of such sale for general corporate purposes.

      B. The Purchaser desires to purchase shares of Common Stock pursuant to this Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

      1. PURCHASE OF COMMON STOCK; ISSUANCE OF WARRANTS. The Company hereby sells, conveys and transfers to the Purchaser and the Purchaser hereby purchases from the Company ____________ shares of Common Stock (the "Shares"), at a price of $5.00 per share (the "Purchase Price"). The aggregate Purchase Price for the Shares of Common Stock purchased hereunder shall be $________. In connection with the purchase of the Shares, the Company is issuing to the Purchaser five-year warrants (the "Warrants") to purchase _______ shares of the Company's Common Stock at an exercise price per share equal to the Purchase Price. The Warrants are in the form attached hereto as Exhibit A.

      2. DELIVERIES BY THE PARTIES. On the date hereof:

         (a) The Company is delivering to the Purchaser certificate(s) evidencing the Shares and the Warrants.

         (b) The Purchaser is delivering to the Company payment, by wire transfer, of the Purchase Price for the Shares.

      3. USE OF PROCEEDS. The Company currently intends that net proceeds of the purchase of the Shares will be used for general corporate purposes.

      4. REPRESENTATIONS OF THE PURCHASER. The Purchaser represents and warrants as follows:

         (a) RECEIPT OF CORPORATE INFORMATION. All requested publicly available documents, records and books pertaining to the Company and the offer and sale hereby of the Shares, the Warrants and the shares of Common Stock underlying the Warrants (the "Warrant Shares" and, together with the Shares and the Warrants, the "Securities"), including, without limitation, the Company's Annual Report on Form 10-KSB for the Year Ended December 31, 1997 (the "Form 10-KSB") and Quarterly Report on Form 10-QSB for the Quarter Ended March 31, 1998 (the "Form 10-QSB" and together with the Form 10-KSB, the "SEC Documents"), have been delivered to the Purchaser and/or its advisors, and all of the Purchaser's questions and requests for information have been answered to the Purchaser's satisfaction.

         (b) RISKS. The Purchaser acknowledges and understands that the purchase of the Securities involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) the Purchaser may not be able to liquidate the investment in the event of an emergency; (ii) transferability is extremely limited; and
(iii) in the event of a disposition, the Purchaser could sustain a complete loss of its entire investment. The Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company; has evaluated such merits and risks, including risks particular to the Purchaser's situation; and the Purchaser has determined that this investment is suitable for the Purchaser. The Purchaser has adequate financial resources and can bear a complete loss of the Purchaser's investment.

         (c) ACCREDITED INVESTOR STATUS. The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         (d) INVESTMENT INTENT. The Purchaser hereby represents that the Securities being purchased hereunder are being acquired for the Purchaser's own account with no intention of distributing such Securities to others. The Purchaser has no contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise distribute to any person or to have any person sell, transfer or otherwise distribute for the Purchaser the Securities being purchased hereunder or any interest therein. The Purchaser currently is not engaged, nor does the Purchaser plan to engage within the currently foreseeable future, in any discussion with any person regarding such a sale, transfer or other distribution of the Securities being purchased hereunder or any interest therein.

         (e) COMPLIANCE WITH FEDERAL AND STATE SECURITIES LAWS. The Purchaser understands that the Securities being offered and sold hereunder have not been registered under the Securities Act. The Purchaser understands that the Securities being offered and sold hereunder must be held indefinitely unless the sale or other transfer thereof is subsequently registered under the Securities Act or an exemption from such registration is available. Moreover, the Purchaser understands that its right to transfer the Securities being purchased hereunder will be subject to certain restrictions, which include restrictions against transfer under the Securities Act and applicable state securities laws. In addition to such restrictions, the Purchaser realizes that it may not be able to sell or dispose of the Securities being purchased hereunder as there may be no public or other market for them. The Purchaser understands that certificates evidencing the Securities being purchased hereunder shall bear a legend substantially as follows:

         The securities represented by this certificate have not been registered under the Securities Act of 1933 or any applicable state law. They may not be offered for sale, sold, transferred or pledged without (1) registration under the Securities Act of 1933 and any applicable state law, or (2) an opinion (reasonably satisfactory to the Company) of counsel that registration is not required.

         (f) AUTHORITY; ENFORCEABILITY. The Purchaser has the full right, power, and authority to execute and deliver this Agreement and perform its covenants and agreements hereunder. The execution and delivery of this Agreement by the Purchaser, the performance by the Purchaser of its covenants and agreements hereunder and the consummation by the Purchaser of the transactions contemplated hereby have been duly authorized by all necessary partnership action. This Agreement has been duly executed and delivered and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law), including requirements of reasonableness and good faith in the exercise of rights and remedies thereunder; (ii) applicable laws and court decisions which may limit or render unenforceable certain terms and provisions contained therein, but which in our opinion do not substantially interfere with the practical realization of the benefits thereof, except for the economic consequences of any procedural delay which may be imposed by, relate to or result from such laws and court decisions; and (iii) the limitations on the enforceability of the securities indemnification provisions set forth herein by reason of matters of public policy.

         (g) NONCONTRAVENTION. This Agreement constitutes a valid and legally binding obligation of the Purchaser and neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby, will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to the Purchaser or any contract, commitment, agreement or restriction of any kind to which the Purchaser is a party or by which its assets are bound. The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable law, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to the Purchaser.

         (h) APPROVALS. No approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by the Purchaser or the consummation of the transactions described herein.

      5. REPRESENTATIONS OF THE COMPANY. The Company acknowledges, represents and agrees as follows:

         (a) CORPORATE ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power, authority and legal right to own its properties and to conduct the businesses in which it is now engaged. The Company is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction where the ownership or lease of its assets or the operation of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, operations, property or financial or other condition of the Company (a "Material Adverse Effect").

         (b) AUTHORITY. The Company has full corporate power and authority to execute and deliver this Agreement and the Warrants and to perform all of its covenants and agreements thereunder. The execution and delivery by the Company of this Agreement and the Warrants, the performance by the Company of its covenants and agreements thereunder and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action.

         (c) ENFORCEABILITY. This Agreement and the Warrants have been duly executed and delivered and constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors' rights generally or by the principles governing the availability of specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in equity or at law), including requirements of reasonableness and good faith in the exercise of rights and remedies thereunder; (ii) applicable laws and court decisions which may limit or render unenforceable certain terms and provisions contained therein, but which do not substantially interfere with the practical realization of the benefits thereof, except for the economic consequences of any procedural delay which may be imposed by, relate to or result from such laws and court decisions; and (iii) the limitations on the enforceability of the securities indemnification provisions set forth herein by reason of matters of public policy.

         (d) NONCONTRAVENTION. Neither the execution and delivery of this Agreement and the Warrants by the Company, nor the consummation of the transactions contemplated thereby, nor the performance by the Company of its covenants and agreements thereunder (i) violate any provision of the Articles of Incorporation or By-Laws of the Company; (ii) violate any existing law, statute, ordinance, regulation, or any order, judgment or decree of any court or governmental agency to which the Company is a party or by which the Company or any of its assets is bound; or (iii) conflict with or will result in any breach of any of the terms of or constitute a default under or result in the termination of or the creation of any lien pursuant to the terms of any indenture, mortgage, real property lease, securities purchase agreement, credit or loan agreement or other material agreement to which the Company is a party or by which the Company or any of its assets is bound, to the extent such violation thereof, conflict therewith, breach thereof, default thereunder or termination thereof would have a Material Adverse Effect.

         (e) THE SHARES. The Shares being offered and sold pursuant to this Agreement have been duly and validly authorized and, when issued for the consideration herein provided, will be duly and validly issued, fully paid and nonassessable.

         (f) THE WARRANT SHARES. The Warrant Shares have been duly authorized and reserved for issuance and, when issued upon exercise of the Warrants in accordance with the terms thereof, will be duly and validly issued, fully paid and nonassessable.

         (g) APPROVALS. Except as may be required under federal and state securities laws (which have been or, in the case of compliance required on a post-sale basis, will be complied with), the execution, delivery and performance of this Agreement by the Company does not require (i) the consent, waiver, approval, license or authorization of or any filing with any person or any governmental authority; or (ii) the approval or authorization of the shareholders of the Company.

      6. REGISTRATION RIGHTS.

         (a) FILING OF REGISTRATION STATEMENT. Not sooner than 90 days after the date of this Agreement, the Company shall use its best efforts to file with the SEC a registration statement on Form S-3 or other applicable form (the "Registration Statement"), and to cause the Registration Statement to be declared effective. The Registration Statement shall cover the resale of the Shares and the Warrant Shares.

         (b) OBLIGATIONS OF THE COMPANY. In connection with the filing of the Registration Statement, the Company shall

             (i) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement and take such other reasonable action as may be necessary to keep the Registration Statement effective until the earlier of the (A) public sale of the Shares and Warrant Shares or (B) the Shares and Warrant Shares becoming capable of full and complete public sale without registration under the Securities Act and to comply with the provisions of the Securities Act and the Exchange Act, and the rules and regulations thereunder, with respect to the disposition of the Shares and Warrant Shares;

             (ii) Notify the Purchaser, after becoming aware thereof, (a) when the Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective or (b) of any request by the SEC for amendment of or supplement to the Registration Statement or related prospectus or for additional information;

             (iii) Furnish promptly to the Purchaser such reasonable number of copies of a prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Purchaser may reasonably request in order to facilitate their disposition of any Shares or Warrant Shares;

             (iv) Use its best efforts to register and qualify the Shares and Warrant Shares under the securities or Blue Sky laws of such states as shall be reasonably requested by the Purchaser, and prepare and file in those states such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times during the period the Company is required to maintain the Registration Statement effective, and to take all other actions necessary or advisable to enable the disposition of the Shares and Warrant Shares in such states, provided that the Company shall not be required in connection therewith or as a condition thereto to subject itself to taxation, to qualify to do business or to file a general consent to service of process in any such states; and

             (v) Notify the Purchaser, at any time when a prospectus relating to the Shares and Warrant Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission, and provide the Purchaser with an amended or supplemented prospectus with respect to the Shares and Warrant Shares that corrects such untrue statement or omission.

         (c) PURCHASER'S OBLIGATIONS. It shall be a condition precedent to the obligations of the Company to the Purchaser to take any action pursuant to this Section that the Purchaser shall furnish to the Company such information regarding the Purchaser, the Shares and Warrant Shares, and other shares of the Company's Common Stock held by the Purchaser and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Shares and Warrant Shares and shall execute such documents in connection with such registration as the Company may reasonably request.

         (d) EXPENSES OF REGISTRATION. All expenses incurred by the Company in complying with this section, including, without limitation, registration and filing fees, fees and expenses of complying with state securities and Blue Sky laws, printing expenses, and fees and disbursements of the Company's counsel and accountants, shall be paid by the Company. All selling commissions applicable to the disposition of the Shares and Warrant Shares shall not be borne by the Company but shall be borne by the Purchaser.

         (e) REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Purchaser the benefits of Rule 144 ("Rule 144") under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

             (i) make and keep public information available, as those terms are understood and defined in Rule 144;

             (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

             (iii) furnish to the Purchaser, so long as such Purchaser owns any Common Stock, forthwith upon request (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144; (B) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (C) such other publicly available information as may be reasonably requested in availing the Purchaser of any rule or regulation of the SEC that permits the selling of any such securities without registration.

         (f) ASSIGNMENT OF REGISTRATION RIGHTS. Rights under this Agreement may be assigned by the Purchaser to transferees or assignees of the Purchaser's Common Stock; provided, however, that the Company is, within a reasonable time after such transfer or assignment, furnished with notice of the name and address of such transferee or assignee and the Common Stock with respect to which such registration rights are being assigned; provided, further, that such assignment effectively only if, immediately following such transfer or assignment, the further disposition of the Common Stock by the transferee or assignee is restricted under the Securities Act. The term "Purchaser" used in this Agreement includes permitted assignees of rights under this Agreement in accordance with this Section.

      7. RIGHT TO EXCHANGE WARRANTS. The Company hereby agrees that the Purchaser shall have the right (the "Put"), at any time on or after the date of this Agreement and ending one year thereafter, to return the Warrants to the Company and receive in exchange therefor ________ shares of the Company's Common Stock (the "Additional Shares"); provided, however, that the Put shall expire if the Purchaser exercises any portion of the Warrants. The parties agree that the Additional Shares shall constitute Warrant Shares for purposes of this Agreement and the representations , warranties and covenants of the parties pursuant thereto.

      8. NOTICES. All notices, reports and other communications to the Purchaser or the Company hereunder shall be in writing, shall refer specifically to this Agreement and shall be hand delivered or sent by facsimile transmission or by registered mail or certified mail, return receipt requested, postage prepaid, in each case to the respective persons and addresses specified below (or to such other persons or addresses as may be specified in writing to the other party):

         If to the Purchaser, to:   c/o Big Entertainment, Inc.
                                    2255 Glades Road
                                    Suite 237W
                                    Boca Raton, Florida 33431
                                    Fax No.: (561) 998-2974

         If to the Company, to:     Big Entertainment, Inc.
                                    2255 Glades Road
                                    Suite 237W
                                    Boca Raton, Florida 33431
                                    Attn:  Chief Financial Officer
                                    Fax No.: (561) 998-2974

         Any notice or communication given in conformity with this Section shall be deemed to be effective when received by the addressee if delivered by hand or overnight courier or by facsimile (with confirmed receipt), and three days after mailing, if mailed.

      9. NO IMPLIED WAIVERS; RIGHTS CUMULATIVE. No failure on the part of the Purchaser or the Company to exercise and no delay in exercising any right, power, remedy or privilege under this Agreement or provided by statute or at law or in equity or otherwise, including, without limitation, the right or power to terminate this Agreement, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

      10. AMENDMENTS. No amendment, modification, waiver, termination or discharge of any provision of this Agreement, nor consent to any departure therefrom, shall in any event be effective unless the same shall be in writing specifically identifying this Agreement and the provision(s) intended to be amended, modified, waived, terminated or discharged and signed by the Purchaser and the Company, and each amendment, modification, waiver, termination or discharge shall be effective only in the specific instance and for the specific purpose for which given. No provision of this Agreement shall be varied, contradicted or explained by any oral agreement, course of dealing or performance or any other matter not set forth in an agreement in writing and signed by the Purchaser and the Company.

      11. INTEGRATION. This Agreement, including any Schedules hereto, represents the entire understanding and agreement of the parties with respect to the subject matter hereof. No other representations, statements or warranties have been made, other than what is written herein.

      12. COSTS OF PARTIES; ATTORNEYS' FEES. Each party shall bear its own costs in connection with this Agreement and the transactions contemplated hereby, provided that the Company agrees to reimburse the Purchaser for its reasonable attorneys' fees related thereto. Except as otherwise set forth herein, all costs and expenses, including reasonable attorneys' fees, incurred in the enforcement of this Agreement, shall be paid to the prevailing party by the non-prevailing party, upon demand.

      13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which may be considered one and the same agreement and each of which shall be deemed an original.

      14. GOVERNING LAW. This Agreement shall be enforced, governed and construed in all respects in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Florida.

      15. NO BROKERS. Each party represents to the other that it has not employed or dealt with any broker, agent or finder in respect of the transactions provided for herein. Each party hereto agrees to indemnify and hold harmless the other party hereto from and against all fees, in any way resulting from any contract or understanding existing between the indemnifying party and such broker, agent or finder.

      IN WITNESS WHEREOF, the parties hereto, through their duly authorized officers, have executed this Agreement as of the date first written above.

                                        COMPANY:

                                        BIG ENTERTAINMENT, INC.


                                        By:___________________________________
                                        Name:
                                        Title:


                                        PURCHASER:

                                        --------------------------------------


                                        --------------------------------------

                                    EXHIBIT A

                                 FORM OF WARRANT
                                 ---------------

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.


Dated as of _______, 1998

                             BIG ENTERTAINMENT, INC.

            (INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA)

              WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK
              --------------------------------------------------

      FOR VALUE RECEIVED, BIG ENTERTAINMENT, INC., a Florida corporation (the "Company"), hereby certifies or [his/her/their] their registered assigns (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company fully paid and non-assessable shares of Common Stock (as defined below) at a price of $5.00 per share (the "Exercise Price").

      The term "Common Stock" means the Common Stock, par value $.01 per share, of the Company as constituted on _______, 1998 (the "Base Date"). The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Stock." The term "Other Securities" means any other equity or debt securities that may be issued by the Company in addition thereto or in substitution for the Warrant Stock. The term "Company" means and includes the corporation named above as well as (i) any immediate or more remote successor corporation resulting from the merger or consolidation of such corporation (or any immediate or more remote successor corporation of such corporation) with another corporation, or (ii) any corporation to which such corporation (or any immediate or more remote successor corporation of such corporation) has transferred its property or assets as an entirety or substantially as an entirety.

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of

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

reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

      1. EXERCISE OF WARRANT.

           1.1 EXERCISE GENERALLY. This Warrant may be exercised in whole or in part, at any time, or from time to time during the period commencing on the date hereof and expiring 5:00 p.m. Eastern Time on ________, 2003 (the "Expiration Date") or, if such day is a day on which banking institutions in New York are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or its duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

           1.2 NET ISSUE EXERCISE. In lieu of exercising this Warrant, the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company, together with notice of such election, in which event the Company shall issue to holder a number of shares of the Company's Common Stock computed using the following formula:

                  X =Y(A-B)
                        A
   Where          X =   The number of shares of Common Stock issued to Holder.
                  Y =   The number of shares of Common Stock purchasable
                        under this Warrant (as adjusted to the date of such calculation).

                  A = The Fair Market Value (as defined below) of one share of the Company's Common Stock.
                  B = Exercise Price (as adjusted to the date of such calculation).

For the purpose of any computation under this Section, the "Fair Market Value" of the Common Stock at any date shall be the average of the closing prices per share for the 10 consecutive Trading Days (as defined below) preceding the date of such computation. The closing price for each day shall be (a) the reported closing price of the Common Stock on the Nasdaq SmallCap Market or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (b) if not quoted as described in clause (a), the mean between the high bid and low asked quotations for the Common Stock as reported by the OTC Bulletin Board, or (c) if the Common Stock is listed or admitted for trading on any national securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. If none of the conditions set forth above is met, the reported closing price of the Common Stock on any day or the average of such closing prices for any period shall be the fair market value of the Common Stock as determined by in good faith by the Board of Directors of the Company. As used herein, the term "Trading Days" means
(x) if the Common Stock is quoted on the Nasdaq SmallCap Market or any similar system of automated dissemination of quotations of securities prices, days on which trades may be made on such system, or (y) if not quoted as described in clause (x), days on which quotations are reported by the OTC Bulletin Board, or
(z) if the Common Stock is listed or admitted for trading on any national securities exchange, days on which such national securities exchange is open for business.

      2. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and Other Securities) from time to time receivable upon exercise of this Warrant. All such shares (and Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

      3. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant, as determined by the Board of Directors of the Company.

      4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations, entitling the Holder or Holders thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment

Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof.

      5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights as a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

      6. ANTI-DILUTION PROVISIONS.

         6.1 ADJUSTMENT FOR RECAPITALIZATION. If the Company shall at any time subdivide its outstanding shares of Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased and the Exercise Price shall be proportionately decreased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock or Other Securities subject to this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionately increased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date of such adjustment based thereon shall be the record date therefor.

         6.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

         6.3 NO DILUTION. The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company (a) will not permit the par value, if any, of the shares of Common Stock receivable upon the exercise of this Warrant to be above the amount payable therefor upon such exercise and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue or sell fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant.

         6.4 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Warrant Stock or Other Securities receivable on the exercise of this Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by an executive officer of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder.

         6.5 NOTICES OF RECORD DATE, ETC. In case:

             (a) the Company shall take a record of the holders of its Common Stock (or Other Securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

             (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

             (c) of any voluntary or involuntary dissolution, liquidation or winding up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to each Holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up. Such notice shall be mailed at least 20 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

      7. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant and any Warrant Stock or Other Securities may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless registered under the Securities Act and any applicable state securities laws or pursuant to available exemptions from such registration, provided that the transferor delivers to the Company an opinion of counsel satisfactory to the Company confirming the availability of such exemption.

      8. LEGEND. Unless the shares of Warrant Stock or Other Securities have been registered under the Securities Act, upon exercise of any of the Warrants and the issuance of any of the shares of Warrant Stock or Other Securities, all certificates representing such securities shall bear on the face thereof substantially the following legend:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act and any applicable state securities laws or unless an opinion of counsel to the Corporation is obtained stating that such disposition is in compliance with an available exemption from such registration.

      9. NOTICES. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

      10. APPLICABLE LAW. The Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the choice of law rules thereof.



[SIGNATURE ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                          BIG ENTERTAINMENT, INC.,
                                          a Florida corporation


                                          By:_________________________________
                                              Mitchell Rubenstein
                                              Chairman of the Board and
                                              Chief Executive Officer

                              WARRANT EXERCISE FORM
                              ---------------------


THE UNDERSIGNED hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ________________ shares of Common Stock of Big Entertainment, Inc., a Florida corporation, and hereby makes payment of $_______________ in payment therefor.



                                          By:_________________________________
                                              Signature

                                          ------------------------------------
                                          Name

                                          ------------------------------------
                                          Title

                                          ------------------------------------
                                          Date


                       INSTRUCTIONS FOR ISSUANCE OF STOCK
         --------------------------------------------------------------
         (IF OTHER THAN TO THE REGISTERED HOLDER OF THE WITHIN WARRANT)


Name__________________________________________________________________________
 (Please typewrite or print in block letters)

Address_______________________________________________________________________

______________________________________________________________________________

Social Security or
Taxpayer Identification Number________________________________________________

                                 ASSIGNMENT FORM
                                 ---------------

FOR VALUE RECEIVED,___________________________________________________________

hereby sells, assigns, and transfers unto

Name__________________________________________________________________________
    (Please typewrite or print in block letters)

the right to purchase Common Stock of Big Entertainment, Inc., a Florida corporation, represented by this Warrant to the extent of shares as to which such right is exercisable and does hereby irrevocably constitute and appoint

Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Dated:____________________________



                                          By:_________________________________
                                                Signature


                                          Name________________________________

                                          ------------------------------------
                                          Title